Exhibit 99.2

ARTICLES OF CORRECTION State Form 26235 (R4 / 1-03) Approved by State Board of Accounts 1995	TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6576

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ARTICLES OF CORRECTION
OF

Name of Corporation

     Emmis Communications Corporation

     This is a  ☑ Domestic corporation  ☐ Foreign corporation incorporated or authorized to transact business in Indiana on

     July 17, 1986.

1.	The Articles of Correction are filed to correct: (Describe document to be corrected and date filed or attach incorrect document.)

     Section 9(c)(v) of Exhibit A to the Second Amended and Restated Articles of Incorporation of the Corporation, filed October 28, 1999

2.	These Articles of Correction are filed to correct:

     ☑ an incorrect statement and / or  ☐ a defect in the execution, attestation, seal, verification or acknowledgement

3.	The incorrect statement(s) is (are) as follows: (Attach additional sheet(s) if necessary.)

     See Attachment 3.

4.	The statement(s) is (are) incorrect, or the manner of execution was defective for the following reason(s): (Attach additional sheet(s) if necessary.)

The statement failed to include the proper formula for adjustment of the conversion price of the Corporation’s 6.25% Series A

Cumulative Convertible Preferred Stock in the event of a tender offer or exchange offer by the Corporation for its own shares.

(Continued on the reverse side)

5. The following is (are) the corrected statement(s) and / or the corrected execution(s): (Attach additional sheet(s) if necessary)
See Attachment 5.

In Witness Whereof, the undersigned being the	Chairman of the Board, President & Chief Executive Officer
(Title)
of said Corporation executes these Articles of Correction and verifies, subject to penalties of perjury, that the facts contained herein are true, this 16th day of May, 2005.
Signature /s/ Jeffrey H. Smulyan	Printed name Jeffrey H. Smulyan

ATTACHMENT 3

     Section 9(c)(v) of Exhibit A to the Second Amended and Restated Articles of Incorporation of the Corporation presently reads as follows:

          (v) In case the Corporation shall at any time or from time to time (A) make a distribution to all holders of shares of its Common Stock consisting exclusively of cash (excluding any cash portion of distributions referred to in paragraph (iv) above, or cash distributed upon a merger or consolidation to which (B) of this paragraph below applies) , that, when combined together with (x) all other such all-cash distributions made within the then-preceding 12 months in respect of which no adjustment has been made and (y) any cash and the fair market value of any other consideration paid or payable in respect of any tender offer by the Corporation or any of its subsidiaries for shares of Common Stock concluded within the then-preceding 12 months in respect of which no adjustment pursuant to this Section 9(c) has been made, in the aggregate exceeds 15% of the Corporation’s Market Capitalization as of the record date of such distribution; (B) complete a tender or exchange offer which the Corporation or any of its subsidiaries makes for shares of the Corporation’s Common Stock that involves an aggregate consideration that, together with (x) any cash and other consideration payable in a tender or exchange offer by the Corporation or any of its subsidiaries for shares of the Corporation’s Common Stock expiring within the then preceding 12 months in respect of which no adjustment has been made and (y) the aggregate amount of any such all-cash distributions referred to in (A) of this paragraph to all holders of shares of Common Stock within the then preceding 12 months in respect of which not adjustments have been made, exceeds 15% of the Corporation’s Market Capitalization just prior to the expiration of such tender offer; or (C) make a distribution to all holders of its Common Stock consisting of evidences of indebtedness, shares of its capital stock other than Common Stock or assets (including securities, but excluding those dividends, rights, options, warrants and distributions referred to in this Section 9(c)), then, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution or completion of such tender or exchange offer, as the case may be, by a fraction (x) the numerator of which shall be the Market Value as of the record date referred to below, or, if such adjustment is made upon the completion of a tender or exchange offer, as of the payment date for such offer, and (y) the denominator of which shall be such Market Value less the then fair market value (as determined by the Board of Directors of the Corporation) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or paid in such tender or exchange offer, applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Corporation if the holder of shares of Preferred Stock would otherwise be entitled to receive such rights upon Conversion at any time of shares of Preferred Stock into shares of Class A Common Stock unless such rights are subsequently redeemed by the Corporation, in which case such redemption shall be treated for purposes of this Section 9(c)(v) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made or tender or exchange offer is completed, as the case may be, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

ATTACHMENT 5

     As corrected, Section 9(c)(v) of Exhibit A to the Second Amended and Restated Articles of Incorporation of the Corporation reads as follows:

          (v) In case the Corporation shall at any time or from time to time (A) make a distribution to all holders of shares of its Common Stock consisting exclusively of cash (excluding any cash portion of distributions referred to in paragraph (iv) above, or cash distributed upon a merger or consolidation to which (B) of this paragraph below applies), that, when combined together with (x) all other such all-cash distributions made within the then-preceding 12 months in respect of which no adjustment has been made and (y) any cash and the fair market value of any other consideration paid or payable in respect of any tender offer by the Corporation or any of its subsidiaries for shares of Common Stock concluded within the then-preceding 12 months in respect of which no adjustment pursuant to this Section 9(c) has been made, in the aggregate exceeds 15% of the Corporation’s Market Capitalization as of the record date of such distribution; (B) complete a tender or exchange offer which the Corporation or any of its subsidiaries makes for shares of the Corporation’s Common Stock that involves an aggregate consideration that, together with (x) any cash and other consideration payable in a tender or exchange offer by the Corporation or any of its subsidiaries for shares of the Corporation’s Common Stock expiring within the then preceding 12 months in respect of which no adjustment has been made and (y) the aggregate amount of any such all-cash distributions referred to in (A) of this paragraph to all holders of shares of Common Stock within the then preceding 12 months in respect of which no adjustments have been made, exceeds 15% of the Corporation’s Market Capitalization just prior to the expiration of such tender offer (the “Expiration Time”); or (C) make a distribution to all holders of its Common Stock consisting of evidences of indebtedness, shares of its capital stock other than Common Stock or assets (including securities, but excluding those dividends, rights, options, warrants and distributions referred to in this Section 9(c)), then (1) in the case of (A) and (C) above, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Market Value as of the record date referred to below and (y) the denominator of which shall be such Market Value less the then fair market value (as determined by the Board of Directors of the Corporation) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or paid in such tender or exchange offer, for which no adjustment has been made, applicable to one share of Common Stock (but such denominator not to be less than one), and (2) in the case of (B) above, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction (x) the numerator of which shall be equal to the product of (a) the Market Value on the date of the Expiration Time and (b) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less the number of all shares of Common Stock validly tendered, not withdrawn and accepted for payment up to any maximum specified in the terms of the tender offer or exchange offer (such validly tendered shares, up to any such maximum, being referred to as the “Purchased Shares”) and (y) the denominator of which shall be equal to (a) the product of (I) the Market Value on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the date of the Expiration Time less (b) the fair market value (as determined by the Board of Directors of the Corporation) of the cash, evidences of indebtedness, securities or other assets paid in such in such tender or exchange offer or so distributed for which no adjustment has been made (assuming in the case of any tender offer or exchange offer, the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Corporation if the holder of shares of Preferred Stock would otherwise be entitled to receive such rights upon Conversion at any time of shares of Preferred Stock into shares of Class A Common Stock unless such rights are subsequently redeemed by the Corporation, in which case such redemption shall be treated for purposes of this Section 9(c)(v) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made or tender or exchange offer is completed, as the case may be, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution (or in the case of a tender or exchange offer, immediately prior to the opening of business on the day after the Expiration Time).